UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 5, 2024

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	000-00422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C Route 1 South, Suite 400, Iselin, New Jersey 08830

(Address of Principal Executive Offices) (Zip Code)

732-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	MSEX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

(e) On November 1, 2024, pursuant to each Change in Control Agreement in place between the Middlesex Water Company (the “Company”) on the one hand and each of the following executives: Jay Kooper, Lorrie Ginegaw, Robert Fullagar, Georgia Simpson, Robert Capko (Messrs. Capko, Fullagar, and Kooper, and Mses. Ginegaw and Simpson, collectively, the “Executives”), Bernadette Sohler and G. Christian Andreasen, the Company gave notice to each individual that the Change in Control Agreement with such individual would not be extended past December 31, 2024.

On November 1, 2024, the Company entered into a Change in Control Agreement with each Executive (such agreements collectively, the “2025 Change in Control Agreements”). The term of the 2025 Change in Control Agreements commences on January 1, 2025, following the expiration of the existing Change in Control Agreements on December 31, 2024.

On November 4, 2024, the Company and President and Chief Executive Officer Nadine Leslie entered into an agreement to amend the current Change in Control Agreement in place between the Company and Ms. Leslie (“Change in Control Amendment”).

Each 2025 Change in Control Agreement and the Change in Control Agreement with Ms. Leslie, as amended by the Change in Control Amendment, provides severance benefits to the employee party to such agreement in the event of employment termination following a change in control of the Company. Each agreement specifies that the executive will receive compensation, including a lump sum payment and continuation of certain benefits, if their employment is terminated without cause or if they resign for good reason within two years after a change in control, as defined by criteria specified in the agreement, such as an acquisition of a significant portion of company shares or changes in the board of directors. A copy of each 2025 Change in Control Agreement and of the Change in Control Amendment is filed herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Document

10.1	Change in Control Agreement between Middlesex Water Company and Jay L. Kooper executed November 1, 2024

10. 2	Change in Control Agreement between Middlesex Water Company and Lorrie Ginegaw executed November 1, 2024

10.3	Change in Control Agreement between Middlesex Water Company and Robert Fullagar executed November 1, 2024

10.4	Change in Control Agreement between Middlesex Water Company and Georgia Simpson executed November 1, 2024

10.5	Change in Control Agreement between Middlesex Water Company and Robert Capko executed November 1, 2024

10.6	Change in Control Amendment between Middlesex Water Company and Nadine Leslie executed November 4, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/Mohammed G. Zerhouni
Mohammed G. Zerhouni
Sr. Vice President, Chief Financial Officer
and Treasurer

Dated: November 5, 2024